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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)        June 6, 2002

Intrado Inc.
(Exact name of Registrant as specified in charter)

Delaware
(State or other jurisdiction of incorporation)

000-29678 (Commission File Number)	84-0796285 (IRS Employee Identification No.)

6285 Lookout Road, Boulder, Colorado 80301
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code        (303) 581-5600

Not Applicable
(Former name or former address, if changed since last report)

Item 4. Changes in Registrant's Certifying Accountant.

        On June 11, 2002, Intrado Inc. ("Intrado") filed a Current Report on Form 8-K (the "Initial Form 8-K") with the Securities and Exchange Commission. The Initial Form 8-K contained the following disclosure regarding Intrado's change in independent auditors:

  (1)
  On June 6, 2002, the Board of Directors of Intrado, based on the recommendation of Intrado's Audit Committee, decided to dismiss Arthur Andersen LLP ("Arthur Andersen") as its independent auditors and to engage PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") as its new independent auditors for 2002. The change in auditors is effective immediately.

  (2)
  Arthur Andersen's reports on Intrado's consolidated financial statements for each of the years ended December 31, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

  (3)
  During the years ended December 31, 2001 and 2000 and the interim period between December 31, 2001 and the date of this Form 8-K, there were no disagreements between Intrado and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to Arthur Andersen's satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their report for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

  (4)
  During the years ended December 31, 2001 and 2000 and through the date of this Form 8-K, neither Intrado nor anyone acting on its behalf consulted PricewaterhouseCoopers with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Intrado's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K. Intrado's Audit Committee engaged PricewaterhouseCoopers beginning in November 2001 to perform limited scope evaluation of Intrado's internal control systems. The reviews are expected to be completed by June 30, 2002. The fees paid to PricewaterhouseCoopers for these services will not exceed $60,000.

        Pursuant to Item 304(a)(3) of Regulation S-K, Intrado is required to provide Arthur Andersen with a copy of the foregoing disclosures (and the disclosures in the Initial Form 8-K) and to file as an exhibit a letter from Arthur Andersen stating whether it agrees with the statements made in items (1), (2) and (3) above. Intrado provided Arthur Andersen with a copy of the foregoing disclosures, as well as the identical disclosures in the Initial Form 8-K. Arthur Andersen advised Intrado that it has ceased furnishing such letters. Item 304T(b)(2) of Regulation S-K provides that if an issuer cannot obtain such a letter after reasonable efforts, compliance with Item 304(a)(3) is not required. After reasonable efforts, Intrado was not able to obtain such a letter; accordingly, no such letter has been filed with this Amendment No. 1 to Form 8-K.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Intrado Inc. (Registrant)
Date: July 31, 2002	By:	/s/ MICHAEL D. DINGMAN, JR. Michael D. Dingman, Jr. Chief Financial Officer

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SIGNATURE